UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2022

7GC & CO. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Market Street, Suite 1300

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (628)-400-9284

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	VIIAU	The Nasdaq Stock Market LLC

Shares of Class A Common Stock, par value $0.0001 per share	VII	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	VIIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 19, 2022, 7GC & Co. Holdings Inc. (the “Company”) issued a press release announcing that its special meeting in lieu of an annual meeting of the stockholders (the “Meeting”) would be postponed from December 20, 2022 to 3:00 p.m. Eastern Time on December 21, 2022. In addition, the Company announced that to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, in the event that the extension (the “Extension”) of the time period the Company has to complete an initial business combination (the “Business Combination”) is implemented as described in the Proxy Statement (defined below), 7GC & Co. Holdings LLC, the sponsor of the Company, or a designee, will indemnify the Company for any excise tax liabilities with respect to any future redemptions that occur after December 31, 2022 and prior to or in connection with a Business Combination or liquidation of the Company. Additionally, if the Extension is implemented, the Company plans to maintain the remaining amount in its trust account in an interest-bearing demand deposit account at a bank.

A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with the Meeting and, beginning on December 5, 2022, mailed the Proxy Statement and other relevant documents to its stockholders as of the November 21, 2022 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali LLC at (800) 662-5200 (toll free) or by email at vii.info@investor.morrowsodali.com.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

99.1	Press Release, dated December 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7GC & CO. HOLDINGS INC.

	By:	/s/ Jack Leeney
		Name:	Jack Leeney
		Title:	Chief Executive Officer

Dated: December 19, 2022

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